Exhibit 99.1

FOR IMMEDIATE RELEASE

IOWA TELECOM TO BE ACQUIRED BY WINDSTREAM CORPORATION

NEWTON, IA (Nov. 24, 2009) — Iowa Telecommunications Services, Inc. (NYSE: IWA), announced today that its Board of Directors has approved an agreement for Windstream Corporation (NYSE: WIN) to acquire the Newton, Iowa-based telecommunications company in a transaction valued at approximately $1.1 billion.

Iowa Telecom provides communications services to residential and business customers in approximately 460 Iowa and Minnesota communities. The company has approximately 800 employees and serves about 256,000 access lines, about 95,000 high-speed Internet customers and about 26,000 digital TV customers.

“For the past 10 years, Iowa Telecom has been committed to providing advanced communications services to our customers,” stated Alan L. Wells, Iowa Telecom Chairman and Chief Executive Officer. “Our dedicated employees have helped create a solid reputation with our customers and within the communities we serve. As the telecommunications industry changes, it has become clear that we need to increase the size and scale of our operations in order to continue to offer our customers the services they need. This has been a difficult decision, but we firmly believe that the combination with Windstream is in the best interest of our company, our customers and our shareholders.”

Iowa Telecom shareholders will receive 0.804 shares of Windstream stock and $7.90 in cash per each Iowa Telecom share under terms of the agreement approved by the boards of directors of both companies. Windstream expects to issue approximately 26.5 million shares of stock valued at $269 million, based on the company’s closing stock price on Nov. 23, 2009, and pay approximately $261 million in cash as part of the transaction. Windstream also will repay estimated net debt of approximately $598 million.

“Iowa Telecom’s commitment to meeting the communications needs of its customers, and its focus on customer service, has resulted in solid operating and financial results. These are well-run, profitable properties that offer a unique opportunity to expand our operations into Iowa and Minnesota,” said Jeff Gardner, president and CEO of Windstream.

IWA Iowa Telecom to be Acquired by Windstream Corporation

November 24, 2009

Little Rock, Ark.-based Windstream provides voice, broadband and entertainment services to customers in 16 states. Similar to Iowa Telecom, Windstream has a proud heritage of being very involved in their local communities. Windstream will maintain an operating presence in the headquarters building in Newton and plans to expand the existing Newton call center.

“Windstream has an impressive track record of serving customers in communities similar to the ones we serve. Windstream is a leader in our industry, and has a reputation for deploying advanced services,” continued Wells. “We’re pleased that we’ve found a company to partner with that is as committed to customer service as we have been.”

The transaction is expected to close in mid-2010, subject to certain conditions, including necessary approvals from federal and state regulators and Iowa Telecom shareholders.

About Iowa Telecom

Iowa Telecommunications Services, Inc. (d/b/a Iowa Telecom) is a telecommunications service provider that offers local telephone, long distance, Internet, broadband and network access services to business and residential customers. Today, the Company and its subsidiaries serve over 450 Iowa communities, 10 Minnesota communities and employ approximately 800 people. The Company’s headquarters are in Newton, Iowa. The Company trades on the New York Stock Exchange under the symbol IWA. For further information regarding Iowa Telecom, please go to www.iowatelecom.com and select “Investor Relations.” The Iowa Telecom logo is a registered trademark of Iowa Telecommunications Services, Inc. in the United States.

About Windstream

Windstream Corporation is an S&P 500 company that provides phone, high-speed Internet and high-definition digital TV services to customers in 16 states. The company also offers a wide range of IP-based voice and data services and advanced phone systems and equipment to businesses and government agencies. The company has approximately 3 million access lines and about $3.1 billion in annual revenues. Windstream is ranked 4th in the 2009 BusinessWeek 50 ranking of the best performing U.S. companies. For more information about Windstream, visit www.windstream.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements concerning the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if Iowa Telecom does not receive the required shareholder approval or fails to satisfy other conditions to closing, the transaction may not be consummated. The following

IWA Iowa Telecom to be Acquired by Windstream Corporation

November 24, 2009

factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with uncertainty as to whether the transaction will be completed, costs and potential litigation associated with the transaction, the failure to obtain approval of Iowa Telecom’s shareholders, the failure of either party to meet the closing conditions set forth in the merger agreement, the extent and timing of regulatory approvals, changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services, high costs of regulatory compliance, the competitive impact of legislation and regulatory changes in the telecommunications industry, and the other risk factors discussed from time to time by Iowa Telecom in its reports filed with the SEC. We urge you to carefully consider the risks which are described in Iowa Telecom’s Annual Report on Form 10-K for the year ended December 31, 2008 and in Iowa Telecom’s other SEC filings. Iowa Telecom is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information

In connection with the proposed transaction, Windstream will file a registration statement on Form S-4 with the SEC, which will include Iowa Telecom’s proxy statement and also constitute a prospectus with respect to the Windstream securities. At the appropriate time, Iowa Telecom will mail the proxy statement/prospectus to its shareholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the registration statement and proxy statement/prospectus when they become available, as well as other filings containing information about Windstream and Iowa Telecom, without charge, at the SEC’s Internet web site (www.sec.gov). These documents may also be obtained for free from Iowa Telecom’s Investor Relations web site (www.iowatelecom.com) or by directing a request to Iowa Telecom at 403 W. Fourth Street North, Newton, Iowa 50208 or by calling (641) 787-2000. Copies of Windstream’s filings may be obtained for free from Windstream’s Investor Relations Web Site (www.windstream.com) or by directing a request to Windstream at Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, Arkansas 72212 or by calling (866) 320-7922.

Iowa Telecom, Windstream and their respective officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Iowa Telecom’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of Iowa Telecom is included in its definitive proxy statement for its 2009 annual meeting filed with the SEC on April 29, 2009. Information regarding the officers and directors of Windstream is included in its Form 10-K for 2008 filed on February 19, 2009 and in its definitive proxy statement for its 2009 annual meeting filed with the SEC on March 23, 2009. More detailed information regarding the identity of potential participants in the solicitation, and their direct or indirect interests, by securities, holdings or otherwise, which interests may be different from those of Iowa Telecom’s shareholders generally, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

IWA Iowa Telecom to be Acquired by Windstream Corporation

November 24, 2009

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Iowa Telecom

Media Relations Contact:

Julie White

Director, Corporate Communications

641-787-2040

Julie.white@iowatelecom.com

Investor Relations Contact:

Kevin Inda

Corporate Communications, Inc.

407-566-1180

kevin.inda@cci-ir.com

Windstream

Media Relations Contact:

David Avery

501-748-5876

david.avery@windstream.com

Investor Relations Contact:

Mary Michaels

501-748-7578

mary.michaels@windstream.com